UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-26772

Date of Report:  May 2, 2002

COLDWATER CREEK INC.
(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864
(Address of principal executive offices)

(208) 263-2266
(Registrant’s telephone number, including area code)

Item 4.    Changes in Registrant’s Certifying Accountant.

At the direction of the Board of Directors of Coldwater Creek Inc. (the “Company”), acting upon the recommendation of its Audit Committee, on May 1, 2002, the Company dismissed Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent public accountants, effective upon the filing by the Company of its Annual Report on Form 10-K for the fiscal year ended March 2, 2002.

Arthur Andersen’s reports on the Company’s consolidated financial statements for the fiscal years ended March 2, 2002, March 3, 2001 and February 26, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company’s consolidated financial statements for the fiscal year ended March 2, 2002, accompanied by an unqualified report from Arthur Andersen, were included in a Form 8-K (Item 5) filed by the Company on April 26, 2002 with the United States Securities and Exchange Commission. The Company will file its Annual Report on Form 10-K for the fiscal year ended March 2, 2002 on or before the required filing date of May 31, 2002.

During the Company’s two most recent fiscal years ended March 2, 2002 and through the date of this Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such fiscal years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period set forth in the preceding sentence.

The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen’s letter, dated May 2, 2002, to the Securities and Exchange Commission stating its agreement with our above statements.

Also, at the direction of the Board of Directors of the Company, acting upon the recommendation of its Audit Committee, on May 1, 2002, the Company engaged KPMG LLP (“KPMG”) to serve as the Company’s independent public accountants for the fiscal year ending March 1, 2003. The Company will seek shareholder ratification at the Company’s 2002 Annual Meeting of Shareholders scheduled to be held on July 13, 2002. During the Company’s two most recent fiscal years and through the date of this Form 8-K, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.    Financial Statements and Exhibits.

c)  Exhibits.    The following exhibits are filed with this report.

Exhibit Number	Description

16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 2, 2002

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sandpoint, State of Idaho, on this 2nd day of May 2002.

COLDWATER CREEK INC.

By:	/S/ GEORGIA SHONK-SIMMONS
Georgia Shonk-Simmons President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 2, 2002

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